Exhibit (c)(7)

Preliminary Draft – Subject to Completion Confidential The Conflicts Committee of the Board of Directors of TransMontaigne GP L.L.C. Discussion Materials Regarding Project Shaker October 3, 2018

Preliminary Draft – Subject to Completion Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors of TransMontaigne GP L.L.C. (the “Conflicts Committee”), the general partner of TransMontaigne Partners L.P. (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Preliminary Draft – Subject to Completion Confidential Table of Contents Section I Executive Summary II TLP Situation Analysis III TLP Operating Asset Overview and Projections IV Preliminary TLP Valuation Analysis Appendix A. Weighted Average Cost of Capital Analysis B. Supplementary Valuation Materials C. Unit Holder Tax Analysis

Preliminary Draft – Subject to Completion Confidential I. Executive Summary

Preliminary Draft – Subject to Completion Confidential Executive Summary Introduction  Evercore Group L.L.C. (“Evercore”) is pleased to provide the following materials to the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of TransMontaigne GP L.L.C. (the “General Partner”), the general partner of TransMontaigne Partners L.P. (“TLP” or the “Partnership”), regarding the proposed acquisition by TLP Acquisition Holdings, LLC (“TLP Acquisition”), a subsidiary of ArcLight Energy Partners Fund VI, L.P. (“ArcLight”) of all publicly-held common units representing limited partner interests in TLP from the current holders of such units other than common units held by ArcLight, the General Partner or their respective affiliates (the “Unaffiliated Unitholders”) (such transactions, the “Proposed Transaction”)  TLP Acquisition currently owns 800,000 TLP common units (4.8% of the total outstanding common units) and certain affiliates of TLP Acquisition currently own an additional 2,366,704 TLP common units (14.3% of the total outstanding common units) and TLP Acquisition indirectly owns the 2.0% general partner interest in TLP through its wholly owned subsidiary TransMontaigne GP L.L.C. (“TLP GP”)  As per the July 9, 2018 Offer Letter (the “Initial Proposal”), TLP Acquisition proposes to acquire each outstanding publicly held common units not directly owned by TLP Acquisition for $38.00 in cash (the “Initial Consideration”) •After a series of negotiations, the revised proposal from TLP Acquisition is $40.25 (the “Proposed Consideration”) •The Proposed Consideration represents a 11.5% premium to TLP’s closing unit price of $36.11 as of July 9, 20181 and 9.5% premium to TLP’s 10-day volume weighted average price (“VWAP”) as of July 9, 20181 •The Proposed Transaction is contemplated to be structured as a merger between TLP and a subsidiary of ArcLight SPV and would require approval by the Conflicts Committee of the Board of Directors of TLP GP, the ArcLight Investment Committee and by holders of a majority of the outstanding common units of TLP  The materials include the following:  An overview of TLP including TLP’s current organizational structure, TLP’s recent historical trading performance and trading statistics implied by TLP’s current market price and the Proposed Consideration and a overview of Wall Street commentary on TLP  An overview of TLP’s standalone financial projections  A preliminary valuation of TLP’s common units Source: FactSet 1. Last unaffected trading date 1

Preliminary Draft – Subject to Completion Confidential Executive Summary Current Summary TLP Partnership Structure 100% Ownership Interest 100% Ownership Interest 2,366,704 Common Units 100% Ownership Interest % LP % LP rest Source: Company filings Note: Market data as of September 28, 2018 2 ArcLight Energy Partners Fund VI, L.P. Pike Petroleum Holdings, LLC TLP Equity Holdings, LLC rest 100% Ownership Interest Public Unitholders 13,055,447 Common Units TLP Acquisition Holdings, LLC 800,000 Common Units 14.3 Inte TransMontaigne GP LLC 330,613 GP Units & IDR 4.8 Inte 2.0% GP Interest 78.9% LP Interest TransMontaigne Partners L.P. (“TLP”) Market Cap: $637.3 Million Net Debt: $578.1 Million Credit Ratings: Ba3 / BB 100% Owner ship Interest TransMontaigne Operating GP LLC TransMontaigne Terminals LLC Razorback LLC TPSI Terminals LLC TLP Operating Finance Corp. TransMontaigne Operating Company LP TPME LLC TLP Finance Corp. TLP Management Services LLC

Preliminary Draft – Subject to Completion Confidential Executive Summary ($ in millions, except per unit amounts) Analysis at Various Prices Initial Cons ideration LP Units Outs tanding1 (MM) Ownership Method 1 $38.00 16.2  TLP’s 330,613 GP units are valued at the offer price ($38.00 to $46.00), reflecting true ownership Equity Equivalent Method TLP LP Equity Value GP Value Bas ed on Owners hip $616.4 12.6 2 Total Equity Value TLP Net Debt2 $629.0 578.1  Assumes TLP issues LP units to its GP in order for GP to achieve cash flow parity between distributions it gets from its IDRs, and distributions it would get from the new LP units it receives as consideration for resetting IDRs Values TLP’s Q2 GP cash flows at the same LP yield as TLP’s Q2 LP distributions 1 Transaction Value - Methodology #1 $1,207.1 TLP LP Equity Value GP Cas h Flows Valued at LP Yield $616.4 192.2  Total Equity Value TLP Net Debt2 $808.7 578.1 2 Transaction Value - Methodology #2 $1,386.8 Offer Price Im plied Trans action Value - Methodology #1 Im plied Trans action Value - Methodology #2 Premium3 Unaffected Price: July 9, 2018 10-Day VWAP 20-Day VWAP 30-Day VWAP $36.11 36.76 37.50 37.76 Transaction Value / EBITDA - Methodology #1 GP Value Based on Ownership 2018E 2019E 1 $137.6 150.4 2 Transaction Value / EBITDA - Methodology #2 GP Cash Flows Valued at LP Yield 2018E 2019E $137.6 150.4 Source: FactSet, Bloomberg, Partnership filings, TLP Management Proposed Consideration 1. 2. 3. LP Units Outstanding excludes 330,613 GP units As of June 30, 2018 VWAPs calculated as of July 9, 2018, the unaffected date 3 Arclight Initial $38.00$39.00 Arclight Arclight CCCC Counter #2Counter #1 $41.00$42.00$43.00$44.00$45.00$46.00 Counter #1 Counter #2 $39.50 $40.25 $1,207$1,224$1,232 $1,387$1,408$1,419 5.2%8.0%9.4% 3.4%6.1%7.4% 1.3%4.0%5.3% 0.6%3.3%4.6% 8.8x8.9x9.0x 8.08.18.2 10.1x10.2x10.3x 9.29.49.4 $1,244 $1,435 11.5% 9.5% 7.3% 6.6% 9.0x 8.3 10.4x 9.5 $1,257$1,273$1,290$1,306$1,323$1,340 $1,451$1,472$1,493$1,514$1,536$1,557 13.5%16.3%19.1%21.8%24.6%27.4% 11.5%14.2%17.0%19.7%22.4%25.1% 9.3%12.0%14.7%17.3%20.0%22.7% 8.6%11.2%13.9%16.5%19.2%21.8% 9.1x9.3x9.4x9.5x9.6x9.7x 8.48.58.68.78.88.9 10.5x10.7x10.9x11.0x11.2x11.3x 9.69.89.910.110.210.4 Price / DCF per LP Unit 2018E$3.8110.0x10.2x10.4x 2019E3.899.810.010.2 10.6x 10.4 10.8x11.0x11.3x11.5x11.8x12.1x 10.510.811.111.311.611.8

Preliminary Draft – Subject to Completion Confidential Executive Summary Historical TLP Unit Price vs. Proposed Consideration $50.00 $45.00 $40.00 $35.00 $30.00 $38.00 $42.50 5.0% 60-Day $25.00 180-Day $35.00 Initial Consideration $37.50 Proposed Consideration TLP Peer Group $20.00 Source: FactSet 1. 2. Unaffected date Peers weighted by market capitalization and include ANDX, BKEP, BPMP, BPL, DKL, GEL, HEP, MMP, MPLX, NS, PBFX, PSXP, PAA, SHLX, VLP 4 7/9/2017 7/22/2017 8/4/2017 7/9 8/17/2017 7/18 8/30/2017 7/27 9/12/2017 8/5 9/25/2017 8/14 10/8/2017 10/21/2017 8/23 11/3/2017 9/1 11/16/2017 9/10 11/29/2017 9/19 12/12/2017 9/28 12/25/2017 1/7/2018 1/20/2018 2/2/2018 2/15/2018 2/28/2018 3/13/2018 3/26/2018 4/8/2018 4/21/2018 5/4/2018 5/17/2018 5/30/2018 6/12/2018 6/25/2018 7/89/20118 7/10/2018 At Close on July 9, 2018$36.115.2% Performance since Initial $38.00 Offer $44.00Price 5-Day $41.0010-Day 20-Day$45.00 6.6%30-Day 120-Day $40.00 52-Week 2 $35.00 $36.11 $38.00 Offer UnitImplied Price Pre mium 1 5 Prior Trading Days' Average36.773.4% 10 Prior Trading Days' Average36.863.1% 20 Prior Trading Days' Average37.242.0% 30 Prior Trading Days' Average37.621.0% 60 Prior Trading Days' Average37.970.1% 120 Prior Trading Days' Average37.750.7% 180 Prior Trading Days' Average38.62(1.6%) 52 Prior Trading Weeks' Average40.19(5.4%)

Preliminary Draft – Subject to Completion Confidential II. TLP Situation Analysis

Preliminary Draft – Subject to Completion Confidential TLP Situation Analysis Summary Market Data ($ in millions, except per unit amounts) Market Capitalization Balance Sheet and Credit Data As of September 28, 2018 As of June 30, 2018 Total Units Outstanding 16.6 Cash and Marketable Securities Short-Term Debt $0.4 --Common Unit Price $38.50 Total Equity Value $637.3 Long-Term Debt 578.5 Plus: Net Debt 578.1 Total Debt Net Debt $578.5 $578.1 Enterprise Value $1,215.4 Wa ll Stre e t Re se a rch TLP Fina ncia l Proje ctions Plus: Partners' Capital 355.0 Net Book Capitalization $933.2 Me tric Yie ld/Multiple Me tric Yie ld/Multiple Distribution Yield Current 2018E 2019E 2020E EV/EBITDA 2018E 2019E 2020E Revolver Availability / Total Revolver Capacity Net Debt / Net Book Cap Net Debt / 2018E EBITDA Net Debt / 2019E EBITDA $563.7 / $850.0 62.0% 4.2x 3.8 $3.18 3.21 3.43 3.67 8.3% 8.3% 8.9% 9.5% $3.18 3.20 3.36 3.52 8.3% 8.3% 8.7% 9.1% Current Ratings (Senior Unsecured): Moody's S&P Ba3 BB $138.0 152.4 182.2 8.8x 8.0 6.7 $137.6 150.4 156.9 8.8x 8.1x 7.7x Unit Price Performance General Partner Incentive Distribution Rights $50.00 $3.50 Quarterly Quarterly Distribution TotalTotal TotalQuarterly Quarterly Total Annual Total Annual LP Quarterly Distribution $45.00 $3.25 Distribution to GP LP Units Distribution Distribution Distribution Distribution % to LP % to GP Range Within Range pe r LP Unit Outstanding to LPs to GP to LPs to GP 98.0% 85.0% 75.0% 50.0% 2.0% 15.0% 25.0% 50.0% $--0.4400 0.5000 0.6000 $0.4400 0.5000 0.6000 --$0.4400 0.0600 0.1000 0.1950 $0.0090 0.0106 0.0333 0.1950 16.2 16.2 16.2 $7.1 1.0 1.6 $0.1 0.2 0.5 $28.6 3.9 6.5 $0.6 0.7 2.2 $40.00 $3.00 $38.50 16.2 3.2 3.2 12.7 12.7 $12.9 $4.0 $51.6 $16.1 $35.00 $2.75 $30.00 $2.50 9/28/17 11/27/17 1/27/18 3/29/18 5/29/18 7/29/18 9/28/18 Distribution per Unit TLP Unit Price Source: Company filings, company model and FactSet Note: Market data as of September 28, 2018 5 % of Total Distributions to the GP23.8% % of Total Distributions to the IDRs21.8% Quarterly Distribution per LP Unit$0.7950

Preliminary Draft – Subject to Completion Confidential TLP Situation Analysis Wall Street Research Price Targets – TLP ($ in millions, except per unit amounts) Summary Price Targets Analyst Recommendations Hold (4) 100.0% Distributable Cash Flow Estimates EBITDA Estimates $250 $250 $250 $200 $200 $150 $150 $100 $100 $50 $50 $--2019$E--2018E 2020E 2018E 2019E 2020E 2018E 2019E 2020E Wells Fargo Securities Stifel MUFG Securities Americas FBR FactSet Consensus Source: FactSet, Wall Street research, Bloomberg 6 $89 $90 $94 $90 $98 $96 $138 $102 $137 $98 $138 $104 $137 $137 NA NA $104 $156 $148 $149 $147 $138 $149 $137 $138 $137 $138 $165 NA $156 $148 $1$41951 NA $147 $158 $152 $166 NA NA $151 $182 $200 $150 $100 $50 $--Median: $40.50 Mean: 40.75 Low: 38.00 High: 44.00 Firm Analyst Date Recommendation Target Price Wells Fargo Securities Praneeth Satish 08/13/18 Hold MUFG Securities Americas Barrett Blaschke 08/09/18 Hold Stifel Selman Akyol 08/09/18 Hold FBR Robert Balsamo 08/20/18 Hold $41.00 38.00 40.00 44.00

Preliminary Draft – Subject to Completion Confidential TLP Situation Analysis Historical Trading Performance $70.00 900 800 $60.00 700 $50.00 600 500 $40.00 400 $30.00 300 200 $20.00 100 $10.00 --7/9/13 1/15/14 7/25/14 2/1/15 8/10/15 2/17/16 8/26/16 TLP Price 3/4/17 9/11/17 3/21/18 9/28/18 Volume Source: FactSet, S&P Capital IQ Note: Market data as of September 28, 2018 7 Volume (in thousands) Unit Price Following the announcement, TLP ment with notes offering of amount of senior 1/31/2018: Public $300 million in aggregate principal unsecured notes due 2026 8/15/14: NGL Energy Partners LP cancelled the acquisition of remaining 80.3% stake in TLP from Kayne Anderson Capital Advisors, L.P. and other shareholders 02/1/2016: Arclight Energy Partners Fund VI's affiliate completed the purchase of TLP's general partner from NGL Energy Partners (NGL) for $350 million in cash 17: Collins Phase I Q17, placed in service all 2 million barrels of capacity (fully contracted) 4/1/2016: Arclight affiliates acquired 3.2 million TLP common LP units (20% interest) from NGL Energy Partners apacity at term at rates in excess of the capacity to be constructed at 8/8/20 As of 2 g term ggregate rrels tracted minals to a 5 year previous contract 11/8/17: Announces public offering to sell up to 2,875,000 Common Units. terminated the offering due to poor equity market conditions 10/2015: Entered into a new 5-year terminaling services agreement with a subsidiary of NGL Energy Partners. ~l.2mm barrels of new Collins storage terminal 3/15/2018: Announced contract underpinning Collins Phase IIA 870 Mbbl expansion. Executed contracts for the expansion of Brownsville tankage and recommissioning of the Diamondback pipelines 11/8/17: West Coast Acquisition Acquired the Martinez Terminal and Richmond Terminal (collectively, the "West Coast Facilities") from an affiliate of Plains All American Pipeline, LP., for a total purchase price of $277 million 6/9/14: NGL Energy Partners entered into a definitive agreement to acquire 19.7% stake in TLP from Morgan Stanley Capital Group, Inc. and Morgan Stanley Strategic Investments, Inc. 7/18/13: Announces public offering of 1.45 million common units 1/29/14: Announces it has entered into a capacity lease agreements relating to the Razorback System 8/17/2014: Entered lon terminaling service agree Metroplex Energy for an a capacity of ~2.17M ba 5/6/2015: Re-con ~2.7mm barrels of c Collins / Purvis ter Morgan Stanley for

Preliminary Draft – Subject to Completion Confidential TLP Situation Analysis Equity Ownership Summary Curre nt Unitholde rs Units % of Tota l Institutiona l Top 10: OFI Steelpath, Inc. Energy Income Partners LLC First Eagle Investment Management LLC Goldman Sachs Asset Management LP River Road Asset Management LLC Wells Fargo Bank, NA (Private Banking) UBS Financial Services, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. (Invt Mgmt) Global X Management Co. LLC MLP Investment Holdings, Inc. 2,338,421 676,977 611,161 461,676 436,494 299,842 242,502 209,705 206,822 145,208 14.1% 4.1% 3.7% 2.8% 2.6% 1.8% 1.5% 1.3% 1.2% 0.9% Other 1,223,868 7.4% Total Institutional Ownership Inside rs 6,852,676 41.4% ArcLight Energy Partners Fund VI, L.P.1 TransMontaigne G.P. LLC Board Members and Other Individual Insiders Morgan Stanley (Strategic Investments) Frederick W Boutin Gregory J Pound 3,166,704 330,613 159,737 42,098 41,790 25,316 19.1% 2.0% 1.0% 0.3% 0.3% 0.2% Steven A Blank 11,338 0.1% Total Insiders Retail / Other 3,777,596 5,922,492 22.8% 35.8% Short Interest2 56,435 0.3% Source: FactSet 1. 2. Interest through ownership of TLP Equity Holdings, LLC and Gulf TLP Holdings, LLC Short interest per Wall Street Market Data as of September 28, 2018 8 Total Common Units Outstanding 16,552,764 100.0%

Preliminary Draft – Subject to Completion Confidential III. TLP Operating Asset Overview and Projections

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Overview of TLP’s Asset Base West Coast Midwest River Southeast % of Total Capacity Southeast Bostco JV Gulf Coast West Coast River 31.6% 9% 3 3% % Brownsville 2 Frontera JV 2 Midwest East Liverpool Martinez Greater Cincinnati New Albany Fairfax Denver Richmond Richmond Evansville Cape Giradeau Montvale Norfolk Louisville Owensboro Henderson Greensboro Mt. Vernon Selma Paducah Charlotte Brownsville2 Cushing Spartanburg Belton Rogers Lookout Mtn. Athens Rome Birmingham Oklahoma City Arkansas City Greenville Doraville Griffin Macon Americus Albany Bainbridge Jacksonville Meridian Baton Rouge Dock Collins Frontera JV2 Bostco JV3 Purvis Pensacola Tampa Port Manatee Cape Canaveral Bostco Investment Frontera Investment Ft. Lauderdale Miami Brownsville Complex Monterrey Matamoros Note: Dotted lines indicate third party pipelines 1. 2. Owns and operates 49 storage terminals and owns interests in two additional terminals through the Frontera and BOSTCO Joint Ventures Brownsville complex is comprised of both the Frontera Joint Venture and TLP assets. Capacity includes ~1.5 MM Bbl owned by Frontera Joint Venture. TLP owns 50% interest in Frontera, and Petroleo Mexicanos (Pemex) owns 50% Battleground Oil Specialty Terminal Company. Reflects total active storage capacity of Bostco. As of March 31, 2018, TLP owns 42.5%, Kinder Morgan owns 55.0% 3. 9  Terminals: 1  Capacity: 7.1 MMBbl  % Contracted: 100%  Terminals: 1  Capacity: 1.5 MMBbl  % Contracted: 100%  Terminals: 1  Capacity: 0.9 MMBbl  % Contracted: 89% 18. 18. 13.3 7.2% 2.4% 4.0% 4.3%  Terminals: 22  Capacity: 11.9 MMBbl  % Contracted: 100%  Terminals: 12  Capacity: 2.7 MMBbl  % Contracted: 54%  Terminals: 4  Capacity: 1.6 MMBbl  % Contracted: 100%  Terminals: 2  Capacity: 5.0 MMBbl  % Contracted: 81% Gulf Coast  Terminals: 8  Capacity: 6.9 MMBbl  % Contracted: 97%

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Overview of TLP’s Asset Base (cont’d) 1 Southeast 2 Gulf Coast 3 Midwest River 4 5 Bostco JV 6 West Coast 7 1. Comprised of TLP Terminal and Frontera Joint Venture 10 Large pipeline system with 22 terminals including the Collins Pipeline; the only independent terminal capable of storing and redelivering products from and between Colonial and Plantation Pipelines Contiguous connection through third party pipeline from Southeast to Mid-Atlantic and Northeast U.S. markets Largest terminal network in Florida with 8 terminals; large scale with relatively low competition Coverage on both Gulf and at Atlantic sides of Florida Fort Lauderdale, Miami and Cape Canaveral ports are among the busiest cruise ship ports in the nation Products pipeline from Missouri to Arkansas with 4 terminals located in Oklahoma, Arkansas and Missouri Includes the Rogers facility which is the only refined products terminal located in Northwest Arkansas and can store 189,000 barrels of diesel, gasoline and ethanol Pipeline connecting Rodgers and Mt. Vernon Largest independent terminal network along the Mississippi and Ohio Rivers that includes 12 terminals on the shoreline Spans river locations from Northern Ohio to Southern Louisiana and includes the Baton Rouge dock that has direct waterborne connection between the Colonial Pipeline and Mississippi River waterborne transportation Considered a strategic investment, the Brownsville pipeline facilitates product movements between the Gulf of Mexico, Northern Mexico and the U.S. with approximately 1.5 million barrels of storage Recent energy deregulation in Mexico combined with oil companies seeking JV’s with US partners to enhance development of liquids-rich plays should lead to long-term growth through Brownsville Brownsville1 Houston Ship Channel is one of the busiest in the world and provides access to multiple refinery complexes and export markets Refineries in this region account for more than 25% of total U.S. refining capacity Well positioned for growing US export market with 59 tanks and approximately 7 million barrels of storage Two terminals located around the San Francisco Bay with a combined capacity of approximately 5 million barrels of storage with 53 tanks, 4 truck spots and 9 rail spots Located in proximity to large California refineries Bay Area Refining Complex accounts for nearly one-third of total PADD V refining capacity

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections TLP Contract Overview Remaining Duration of Contracts1  Fee-for-service business model is underpinned by stable, multi-year take-or-pay contracts with minimum volume commitments Successful long-term fee-based contracting efforts continues to support distribution growth Collins Phase I and Brownsville growth projects have already been successfully contracted Both BOSTCO and Frontera JVs are fully contracted Over 80% of current firm commitment contracts are 1-5+ years in remaining duration; with ~51% of contracts having at least 3 years of term Multiple contracts with investment grade companies 75% of revenues are generated from terminating service fees under multi year take-or-pay minimum volume commitments, up from 71% in the previous year Majority of the remaining revenue stems from ancillary services including heating and mixing of stored products, product transfer, pipeline tariffs, railcar handling, butane blending, wharfage and vapor recovery 6% 16%  45% 33% < 1 Year >=1 Year, < 3 Years >= 3 Years, < 5 Years >= 5 Years  ~70% of Revenues from Firm Commitments 75% 75% 75% 74% 74% $60 80%  70% $50 60% $40 50% $30 40% 30% $20 20% $10 10% $0 0% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Firm Commitments Variable Commitments % Firm 1. As of March 31, 2018; based on contracted terminaling services revenue 11 Firmly Committed Revenue $ MM 70% 69% 68% 70% 69% 72% 71% 71% $14 $12 $13 $12 $12 $42 $13 $13 $11 $13 $12 $11 $11 $10 $36 $34 $34 $32 $30 $29 $29 $27 $28 $28 $26 $27

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Significant Inventory of Identified Growth Opportunities Incremental Growth Capex1 Incremental EBITDA1 Stage Project Description  Phase I expansion added 2 million barrels of capacity Developing Phase II Expansion. Have signed contracts for Collins Phase IIA construction for 870 thousand barrels 2018 $38.8 $ -  2019 16.8 5.2 Collins Storage Terminal Expansion 2020 - 6.7 2021 6.7  Signed contracts for the expansion of Brownsville tankage and the recommissioning of the Diamondback pipeline Assumes that third party does not exercise ROFR agreement on the Brownsville tankage expansion 2018 $22.4 $ - 2019 31.7 6.2 Brownsville Expansion  2020 - 12.2 2021 15.3  Opportunity to fill available storage capacity at terminals Potential to develop additional butane blending capabilities at various terminal locations Executing and exploring smaller scale projects at various locations throughout TLP system, including building tankage and refurbishing tanks at the West Coast Terminals  Enhance Various Existing Assets  1. Collins Storage Terminal Expansion includes Growth Capex and EBITDA associated with only Collins Phase IIA 12 3 2 1

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Overview of Projection Period Assumptions – Management Case  Revenue / Expenses:    2018E revenue per budget; revenue increases 0.5% each quarter starting Q1 2019 (2.0% annually) 2018E expenses per budget; expenses increase 1.0% each quarter starting Q1 2019 (4.0% annually) Omnibus fee assumptions: • • 2018E Omnibus fee per May 7, 2018 BOD approved changes; fee increases 1.5% each quarter starting Q1 2019 Engineering group is transferred from TMS to TLP; as a result, $2.0 million of associated cost is capitalized in maintenance capex and $2.0 million is reflected in expansion capex annually starting in 2Q 2018 Forecast includes an additional $1.0 million increase per year in the Omnibus Fee starting 2Q 2019, 2Q 2020 and 2Q 2021 •  Growth Projects:  Collins Phase IIA construction (870 Mbbl expansion) begins in 2Q 2018 and is online in 4Q 2019, with an annual cash return of 12% on $55.6 million of spend Brownsville construction begins in 2Q 2018 and is online in 4Q 2019, with an annual cash return of 28.3% on $54.1 million of TLP spend; assumed that third party does not exercise ROFR agreement WCT expansion construction in Richmond begins in 2Q 2018 and is online in 2Q 2019, with an annual cash return of 21% on $8.6mm of spend    Financing Assumptions: All growth projects are funded with TLP’s revolving credit facility No additional issuances of long-term debt, common equity or preferred equity Distribution Assumptions: LP distribution increases at a rate of $0.01 per quarter, until long-term distribution cushion normalizes at ~20%  13

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Summary Financial Overview – Management Case EBITDA1 2018E-2021E CAGR $159.1 $156.9 2018E Distributable Cash Flow 2019E 2020E 2021E Total Distributions 2018E-2021E CAGR 2018E-2021E CAGR GP LP GP LP $99.9 $83.1 $96.7 $80.7 $92.5 $75.0 $88.3 $68.5 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E $3.20 $3.36 $3.52 $3.58 3.8% LP unit Source: TLP Management 14 Dist. per Dist. Coverage 1.28x1.23x1.20x1.20x DCF per LP unit$3.81$3.89$4.00$4.082.3% 2.2% 6.3% .8% 3.3% $59.8 4 1 $58.6 $55.6 $52.0 23.3 22.2 19.4 16.4 $68.3 $66.6 $64.4 $62.0 31.7 30.2 28.1 26.4 6.7% 4.2% 5.0% $150.4 $137.6

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Summary Financial Overview – Management Case (cont’d) Maintenance and Growth Capital Expenditures Leverage (Debt / LTM EBITDA)1 Maintenance Growth RCF / LTM EBITDA High Yield / LTM EBITDA $93.9 4.77x 4.60x 4.31x 4.16x 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E Source: TLP Management 1. LTM EBITDA includes pro forma credit for West Coast Acquisition and Organic Growth Projects 15 2.18x 1.99x 1.91x 1.89x 2.59x 2.61x 2.40x 2.27x $79.9 $65.9 $51.3 $15.1$15.7 $14.0 $14.5

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Summary TLP Projections – Management Case ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $150.4 (40.2) (14.5) (3.1) $156.9 (41.9) (15.1) (3.1) $159.1 (40.3) (15.7) (3.1) 5.0% 4.2% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $55.6 19.4 $58.6 22.2 $59.8 23.3 6.7% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 25.9% $18.3 16.6 $3.89 3.36 1.16x 1.23 $17.5 4.6x 27.4% $21.0 16.6 $4.00 3.52 1.14x 1.20 $16.0 4.3x 28.0% $22.0 16.7 $4.08 3.58 1.14x 1.20 $16.8 4.2x 2.3% 3.8% Source: TLP Management 1. Earnings from the BOSTCO and Frontera JVs are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 16 Distributed Cash Flow $68.5 $75.0 $80.7 $83.1 Distributable Cash Flow $88.3 $92.5 $96.7 $99.9

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Summary TLP Projections – Management Case (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--35.3 --19.0 $---- --17.4 $---- --16.9 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $79.9 2.0 301.8 1.6 11.0 $51.3 ---- --3.0 $---- 15.5 --1.9 $---- 15.0 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.5 691.8 676.3 661.2 Net Debt $654.0 $689.3 $673.8 $658.7 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.3x 4.3 4.2x 4.1 17 Total Uses $396.3 $54.3 $17.4 $16.9 Debt Issued / (Repaid) $63.0 $35.3 ($15.5) ($15.0) Total Sources $396.3 $54.3 $17.4 $16.9

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Overview of Management Case Sensitivities 18 Sensitivity #1  Assumes recontracting scenario per management estimates resulting in $3.4 mm increase in annual revenue beginning in 2019  Assumes annual reduction in total expenses starting in 2019 due to a lower assumed operating expense escalator and omnibus fee escalator than Management Case Expenses reduced by $0.6 mm, $1.8 mm and $3.1 mm in 2019, 2020 and 2021, respectfully  Includes management identified “lower probability” incremental growth projects not included in the Management Case funded with TLP’s revolving credit facility Approximately $20.0 million of total identified projects with half spent in 2Q 2019 and half spent in 2Q 2020 and one quarter delay in revenues 3.0x EBITDA multiple and incremental maintenance capital expenditures equal to TLP standalone business 50% risking applied to growth capital expenditures and incremental distributable cash flow Total increase in EBITDA of $4.9 mm, $7.7 mm and $9.9 mm in 2019, 2020 and 2021, respectfully Sensitivity #2  Assumes recontracting scenario per management estimates resulting in $8.7 mm decrease in annual revenue beginning in 2019  Assumes $2.0 mm increased total expenses annually beginning in Q3 2020  Total decrease in EBITDA of $8.7 mm, $9.7 mm and $10.7 mm in 2019, 2020 and 2021, respectfully

Preliminary Draft – Subject to Completion Confidential TLP Operating Asset Overview and Projections Overview of Management Case Sensitivities (cont’d) EBITDA Distributable Cash Flow 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E Capital Expenditures 2018E 2021E Management Case Sensitivity #1 Sensitivity #2 2018E 2019E 2020E 2021E 1. Assumes same coverage as status quo 19 $137.6 $137.6 $137.6 $93.9 $93.9 $93.9 $150.4 $155.2 $141.7 $65.9 $71.0 $65.9 $15.1 $20.5 $15.1 $156.9 $164.6 $147.2 $15.7 $16.2 $15.7 $159.1 $168.9 $148.3 $137.6 $137.6 $137.6 $88.3 $146.7$88.3 $88.3 $150.6 $138.0 $92.5 $97.2 $83.8 $151.3 $96.7 $159.7 $104.1 $141.6$87.0 $99.9 $109.3 $153.5 $89.2 $164.8 $142.7 DPU Per LP Unit 12018E 2019E 2020E 2021E Management Case $3.20 $3.36 $3.52 $3.58 Sensiti2vi0ty19#E1 3.20 2032.04E8 3.70 3.81 Sensitivity #2 3.20 3.26 3.28 3.31

Preliminary Draft – Subject to Completion Confidential IV.Preliminary TLP Valuation Analysis

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Valuation Methodologies  Evercore utilized the following methodologies to analyze the value of TLP’s common units perpetuity growth rates to derive after-tax  WACC of 8.0% to 9.0% based on capital asset pricing model (“CAPM”) for crude Calculated terminal values based on a range of  Tax depreciation based on book D&A   Values TLP common units based on the present value of the future cash distributions to TLP unitholders    Projected distributions based on current TLP run-rate distributions Terminal yield range of 7.0% to 9.0% based on past 52 weeks of trading Cost of equity of 9.5% to 10.5% based on CAPM and cost of equity of 13.5% to 14.5% based on total expected market return for similar MLPs  Values TLP common units based on multiples of transaction value to EBITDA and transaction value to capacity in historical transactions involving crude oil and refined products terminals  Enterprise value / EBITDA multiples applied to 2018E and 2019E Adjusted EBITDA  Values TLP common units based on current market enterprise value multiples of relevant EBITDA of selected comparable crude oil and refined products MLPs  Enterprise value / EBITDA multiples applied to 2018E through 2020E Adjusted EBITDA Price / DCF per LP unit multiples applied to 2019E DCF per LP unit   Values TLP common units based on historical premiums paid in (i) MLP buy-ins and (ii) MLP mergers since 2011  Median 30-Day, 60-Day and 90-Day premiums paid applied to relevant unit prices 20 MLP Buy-In and Merger Premiums Paid Analysis Peer Group Trading Analysis Precedent M&A Transaction Analysis Discounted Distribution Analysis MethodologyDescriptionMetrics/Assumptions Discounted Cash Flow Analysis Values TLP common units based on the concept of theDiscounted the projected cash flows to the assumed June 30, 2018 effective date time value of moneyEBITDA exit multiple of 9.0x to 11.0x (consistent with crude oil and refined Utilizing the TLP Financial Projections herein, Evercore:products master limited partnerships (“MLPs”) valuations over an extended period Utilized varying weighted average cost of capitalof time) (“WACC”) discount rates and applied variousPerpetuity growth rate of 1.75% to 2.25% valuation ranges for TLPoil and refined products MLPs multiples of EBITDA as well as assumedUnitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to perpetuity growth rates2021E and a terminal value tax rate of 37.0% For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Summary Valuation Results Premiums $90.00 $70.00 $50.00 $36.80 $30.00 $10.00 Equity Cost of Capital Total Expected 2019E DCF per LP Unit Management Sensitivity #1 Sensitivity #2 Implied Range Based on Equity Equivalent Method Note: Multiples based on management case EBITDA and DCF forecasts 21 8.0% - 9.0% WACC 7.0% - 9.0% Terminal Yield 2018E EBITDA at 9.0x - 11.0x 2019E EBITDA at 8.5x - 10.0x 2018E DCF per LP Unit at 9.0x - 11.0x at 9.0x - 10.5x 2018E EBITDA at 9.0x - 12.0x EBITDA Multiple Selected Premium Range at 8.0% - 18.0% 2019E EBITDA Exit Multiple of 9.0x - 11.0x Perpetuity Growth Rate of 1.50% - 2.00% 10.0% - 11.0% Equity Cost of Capital Based on Capital Asset Pricing Model 13.0% - 14.0% Based on Market Return Discounted Cash Flow Analysis Discounted Distributions Analysis Peer Group Trading Analysis Precedent M&A Transaction Analysis MLP Paid Analysis EBITDA Multiple Perpetuity Growth CAPM Total Return Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case Sensitivity #1 Sensitivity #2 Mgmt. Case $66.06 $60.67 $55.56 $59.54 $60.06 $60.06 $60.06 $50.05 $56.48 $56.48 $42.61 $54.16 $54.29 $43.41 $49.27 $43.55 $49.66 $46.85 $45.68 $47.95 $42.91 $43.64 $43.10 $40.16 $43.61 $38.43 $31.93 $38.25 $39.00 $37.08 $37.04 $37.67 $39.89 $35.13 $35.13 $35.13 $35.14 $34.77 $34.30 $34.30 $32.65 $32.44 $32.62 $33.10 $27.97 $27.18 $25.95 $21.93 $16.69 Proposed Consideration of $40.25 per Unit Implied Valuation Metrics at $40.25 Offer Price Enterprise Value / EBITDA (Ownership Method) 2018E 9.0x Enterprise Value / EBITDA (Equity Equivalent Method) 2018E 10.4x Price / DCF per LP Unit 2018E 10.6x Sensitivity Toggle Impact on Valuation (+/-) $1 Million Revenues from Recontracting Risk (+/-) $0.49 - $0.60 / Unit (+/-) 1% Operating Expense Annual Growth (+/-) $1.07 - $1.39 (+/-) 10% Risking for Growth Capex (+/-) $0.18 - $0.28 / Unit

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Discounted Cash Flow Analysis – Assumptions  Discounted the projected cash flows to the assumed June 30, 2018 effective date  EBITDA exit multiple of 9.0x to 11.0x (consistent with crude oil and refined products MLP valuations over an extended period of time)  Perpetuity growth rate of 1.50% to 2.00%  WACC of 8.0% to 9.0% based on CAPM for crude oil and refined products MLPs  Existing asset tax depreciation based on PWC estimates and provided by TLP management and incremental capital expenditures assumes 100% of capital expenditures are depreciated in the year incurred  Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0%  For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures 22

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Discounted Cash Flow Analysis – Management Case ($ in millions, except per unit amounts) For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Te rmina l Va lue EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $69.9 (87.9) $150.4 (102.0) $156.9 (49.1) $159.1 (41.9) $159.1 $159.1 (15.7) EBIT Less: Cash Taxes1 ($17.9) --$48.4 (9.0) $107.8 (31.9) $117.2 (34.7) $143.3 (53.0) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($17.9) 87.9 (7.1) (60.0) (1.5) $39.4 102.0 (14.5) (51.3) (3.0) $75.9 49.1 (15.1) --(1.9) $82.5 41.9 (15.7) --(1.9) $90.3 15.7 (15.7) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate $1.4 $72.5 $108.0 $106.8 88.4 1.8% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,590.6 $1,195.6 — — 243.5 $1,332.5 $1,001.6 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2018 $1,439.0 — (578.1) $1,245.0 Implied Total Equity Value Total Units Outstanding at June 30, 2018 $860.9 — 16.6 $666.9 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $860.9 — (192.2) $666.9 Implied LP Equity Value LP Units Outstanding at June 30, 2018 $668.7 — 16.2 $474.7 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 23 Implied Unit Price - Equity Equivalent Method $41.22 — $29.26 Implied Unit Price - Ownership Method $52.01 — $40.29

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Discounted Cash Flow Analysis – Management Case (cont’d) ($ in millions, except per unit amounts) Ownership Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Equity Equivalent Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 24 WACC WACC WACC WACC 1.25%1.50%1.75%2.00%2.25% 7.50%$36.35$39.38$42.68$46.27$50.21 8.00%30.1041.69 8.50%24.7234.53 9.00%20.0428.43 9.50%15.9217.5619.3221.1823.18 32.6635.4338.43 26.9129.2631.79 21.9323.9426.11 8.0x9.0x10.0x11.0x12.0x 7.50%$28.71$36.32$43.94$51.55$59.16 8.00%27.5857.54 8.50%26.4855.96 9.00%25.4054.41 9.50%24.3431.4738.6145.7552.88 35.0742.5650.05 33.8541.2248.59 32.6539.9047.15 1.25%1.50%1.75%2.00%2.25% 7.50%$47.23$50.20$53.43$56.96$60.82 8.00%41.1152.46 8.50%35.8445.45 9.00%31.2539.48 9.50%27.2128.8330.5432.3734.33 43.6246.3449.27 37.9840.2942.77 33.1035.0837.20 8.0x9.0x10.0x11.0x12.0x 7.50%$39.75$47.21$54.67$62.13$69.59 8.00%38.6568.01 8.50%37.5666.45 9.00%36.5064.93 9.50%35.4642.4649.4556.4563.44 45.9953.3360.67 44.7952.0159.23 43.6150.7257.82

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Discounted Distribution Analysis – Management Case For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $1.62 $3.36 $3.52 $3.58 $3.58 — $3.58 Terminal Yield1 9.0% — 7.0% Terminal Value $39.78 — $51.14 Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $39.25 — $47.52 Present Value @ 11.5% of Equity Value 37.16 — 44.92 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $36.18 — $43.70 Present Value @ 14.5% of Equity Value 34.37 — 41.44 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 25 Implied Common Unit Value Range - Based on Total Expected Market Return $34.77 — $43.10 Present Value @ 13.0% of Equity Value 35.70 — 43.10 Present Value @ 13.5% of Equity Value 35.23 — 42.52 Present Value @ 14.0% of Equity Value 34.77 — 41.95 Implied Equity Value Range - Based on CAPM $37.67 — $46.85 Present Value @ 10.0% of Equity Value 38.71 — 46.85 Present Value @ 10.5% of Equity Value 38.19 — 46.20 Present Value @ 11.0% of Equity Value 37.67 — 45.55

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Peer Group Trading Analysis – Crude Oil and Refined Products MLPs ($ in millions, except per unit amounts) US Refined Product and Crude Oil Transportation and Storage MLPs Refined Products / Crude Oil M LPs Andeavor Logis tics LP $48.56 $10,546.6 $15,329.6 12.3x 10.2x 13.2x 11.3x 8.4% 8.5% 4.0% 12.4% BP Mids tream Partners LP 18.80 1,969.3 2,274.9 16.3 10.1 NA NA 5.7% 5.9% 15.1% 20.8% Delek Logis tics Partners , LP 34.00 846.0 1,578.9 9.2 7.6 9.1 9.3 8.8% 9.2% 3.7% 12.5% Holly Energy Partners , L.P. 31.46 3,316.5 4,839.7 13.9 13.2 11.7 11.4 8.3% 8.4% 0.7% 9.1% MPLX LP 34.68 28,096.9 41,101.9 12.1 11.3 10.2 10.3 7.1% 7.3% 5.8% 12.9% PBF Logis tics LP 21.55 904.7 1,718.4 10.4 8.3 9.8 9.4 9.1% 9.2% 3.9% 13.0% Plains All Am erican Pipeline, L.P. 25.01 18,146.8 29,984.8 12.5 11.1 11.6 9.8 4.8% 4.8% 8.5% 13.2% Valero Energy Partners LP 37.88 2,677.2 3,879.8 9.8 7.8 12.6 10.8 5.6% 5.9% 9.3% 14.8% Note: Market data as of September 28, 2018 Source: Partnership filings, FactSet 1. EBITDA, DCF per LP unit and Distributions per unit based on the Management Case 26 TransMontaigne Partners L.P.1 $38.50 $637.3 $1,215.4 8.8x 8.1x 10.1x 9.9x 8.3% 8.3% 2.2% 10.5% Companies with less than $4 bn EV between 0% to 10% growth Mean 9.8x 7.9x 10.5x 9.8x 7.8% 8.1% 5.6% 13.5% Median 9.8 7.8 9.8 9.4 8.8% 9.2% 3.9% 13.0% Mean 11.6x 10.1x 11.0x 10.3x 9.0% 8.6% 4.5% 13.5% Median 11.6 10.2 11.6 10.3 8.3% 8.4% 5.8% 12.9% Shell Mids tream Partners , L.P. 21.38 4,882.8 6,811.9 9.2 8.3 13.0 11.1 6.5% 7.0% 6.2% 12.7% Phillips 66 Partners LP 51.14 6,353.9 9,910.9 9.2 8.2 13.6 12.9 5.6% 6.0% 9.1% 14.7% NuStar Energy LP 27.80 3,258.1 7,748.7 12.1 11.0 8.6 9.3 8.6% 8.6% --% 8.6% Magellan Mids tream Partners , L.P. 67.72 15,453.4 19,902.4 14.3 13.4 14.2 13.4 5.5% 5.7% 6.1% 11.6% Genes is Energy, L.P. 23.78 2,914.9 7,341.6 11.3 10.7 7.1 7.1 8.7% 9.0% 6.4% 15.1% Buckeye Partners , L.P. 35.71 5,469.2 10,445.2 9.8 9.3 7.9 8.0 14.1% 14.1% (8.8%) 5.4% Blueknight Energy Partners , L.P. 2.10 86.1 685.4 11.6 10.9 NA NA 27.6% 18.6% (2.0%) 25.6% Enterprise Value / Price / Price Equity Enterprise EBITDA DCF per LP Unit Distribution Yield Distribution Total Partnership 9/28/18 Value Value 2018E 2019E 2018E 2019E Current 2018E Growth Return

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Peer Group Trading Analysis ($ in millions, except per unit amounts) TLP Financial Projections – Management Case 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $150.4 Relevant Multiple Range 8.5x – 10.0x Implied Enterprise Value Range $1,278.2 – $1,503.8 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $3.89 – 9.0x 10.5x 27 Implied TLP Unit Price$34.30–$56.48 Implied Unit Price By DCF Multiple$34.99–$40.82 Implied Unit Price By DCF Multiple$34.30–$41.92 Implied Unit Price By EBITDA Multiple$39.86–$56.48 Selected Equity Value Range$659.9–$935.0 Selected Enterprise Value Range$1,238.0–$1,513.1

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis – Terminals ($ in millions, except per unit amounts) Date Transaction Run-Rate Announce d Acquire r / Ta rge t (Se lle r) Va lue ($MM) EBITDA Multiple ArcLight Capital Partners, LLC / Sound Terminal and Baltimore Terminal (Targa Resources Corp.) Delek US / Big Spring Logistics including storage tanks, salt wells and asphalt and light products terminals (Delek Logistics Partners, LP) TransMontaigne / two West Coast terminals (Plains All American) Valero Energy Partners LP / Port Arthur terminal and Parkway Pipeline LLC (Valero Energy Corporation) 09/2018 02/2018 11/2017 10/2017 $160.0 315.0 275.0 508.0 NA $7.8 10.0 8.5 06/2017 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners LLC) 2,100.0 15.0 01/2017 11/2016 09/2016 08/2016 07/2016 03/2016 02/2016 10/2015 10/2015 09/2015 06/2015 02/2015 02/2015 02/2015 01/2015 Tallgrass Development, LP / Sterling Terminal, Buckingham Terminal, 20% interest in Deeprock Development Terminal, and terminal development projects (Tallgrass Development, LP) Tesoro Logistics L.P. / Northern California terminalling and storage assets (Tesoro Corporation) Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.) Valero Energy Partners LP / Mereaux and Three Rivers Terminal Services business (Valero Energy Corporation) Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation) Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) PBF Logistics LP / Four refined products terminals located near Philadelphia, PA (Plains All American Pipeline, L.P.) Kinder Morgan, Inc. / 75.0% interest in 14 refined products terminals throughout the U.S. and 100.0% of a refined products terminal in Des Plaines, IL (BP Products North America Inc.) USD Partners LP / 0.9 million barrel crude-by-rail terminal located in Casper, WY (Casper Crude to Rail Holdings, LLC / Stonepeak Infrastructure Partners) Valero Energy Partners LP / 10.1 million barrels of crude oil and refined products storage at Corpus Christi, TX refinery (Valero Energy Corporation) Gravity Midstream, LLC / 44-acre crude oil logistics terminal located on the Corpus Christi Ship Channel (Trigeant, Ltd.) Valero Energy Partners LP / 3.6 million barrels at Houston, TX refinery and 10.0 million barrels at St. Charles, LA refinery of crude oil and refined products storage (Valero Energy Corporation) Arc Logistics Partners LP & GE Energy Financial Services / Crude oil unloading terminal and 4-mile crude oil pipeline in Joliet, IL (CenterPoint Properties Trust) Kinder Morgan, Inc. / Three terminals in Galena Park, TX; North and South Wilmington, NC and one undeveloped in Perth Amboy, NJ (Royal Vopak N.V.) NuStar Energy L.P. / 50.0% interest in a 4.1 million barrel refined products terminal located in Linden, NJ (Linden Holding Corp.) 140.0 400.0 210.0 325.0 444.0 240.0 100.0 350.0 225.0 465.0 100.0 671.0 216.0 158.0 142.5 8.0 8.4 NA 8.4 8.7 8.6 6.7 NA 8.7 9.3 NA 8.9 9.0 NA 7.1 28 All Transactions Public MLP Transactions Mean 11.7x Median 12.3 Mean 9.3x Median 8.7 Note: Shaded to Indicate Public MLP Transactions 06/2017 World Point Terminals, Inc. / World Point Terminals, LP 594.2 9.9 03/2017 VTTI.BV / VTTI Energy Partners LP 1,258.0 12.9 08/2017 Zenith Energy U.S., L.P. / Arc Logistics Partners LP 736.0 12.3

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis – Crude / Refined Products Transportation and Storage ($ in millions, except per unit amounts) Date Transaction Run-Rate Announce d Acquire r / Ta rge t (Se lle r) Va lue ($MM) EBITDA Multiple 01/2018 12/2017 11/2017 10/2017 09/2017 09/2017 08/2017 Andeavor / 100% interest in Rangeland Energy II, LLC, 145 MBpd capacity crude oil pipeline (Rangeland Energy , LLC) Noble Midstream Partners LP and Greenfield Midstream, LLC (EnCap Flatrock) JV / Saddle Butte Pipeline, LLC (Saddle Butte Rockies Midstream LLC) BlackRock Inc. and Navigator Energy Services, LLC / 50% interest in Glass Mountain Pipeline, LLC (SemGroup Corporation) Global Infrastructure Partners / 100% interest in Medallion Gathering & Processing, LLC (owned by Laredo Midstream Services, LLC and Medallion Midstream Holdings, LLC (EM Phillips 66 Partners LP / 25% interest in Dakota Access, LLC and 25% interest in Energy Transfer Crude Oil Company, LLC (Phillips 66 Company) MLPX LP / Explorer Pipeline Co., Lincoln Pipeline LLC, MPL Louisiana Holdings LLC and LOCAP LLC (Marathon Petroleum Corporation) Holly Energy Partners, L.P. / 50% interest in Frontier Aspen LLC and 75% interest in SLC Pipeline LLC (Plains All American Pipeline, L.P.) NA 625.0 300.0 1,825.0 2,400.0 1,050.0 250.0 9.0 NA 15.0 24.0 8.9 7.6 10.9 02/2017 02/2017 08/2016 MPLX, LP / Ozark Pipeline (Enbridge Pipelines, LLC) Plains All American Pipeline, LP and Noble Midstream Partners, LP / Advantage Pipeline, LLC MarEn Bakken Company LLC (JV between Enbridge Energy Partners, L.P. and Marathon Petroleum Corporation) / 36.75% Interest in Bakken Pipeline 220.0 133.0 2,000.0 NA NA NA 01/2016 12/2015 11/2015 03/2015 03/2015 01/2015 01/2015 Tallgrass Energy Partners, LP / 31.3% interest in Tallgrass Pony Express Pipeline (Tallgrass Development, LP) Tesoro Corporation / Great Northern Midstream LLC Tesoro Logistics LP / Crude oil and refining products storage and pipeline assets in Los Angeles (Tesoro Corporation) EnLink Midstream Partners, LP / Victoria Express Pipeline (Devon Energy Corporation) Tallgrass Energy Partners, LP / 33.3% interest in Tallgrass Pony Express Pipeline (Tallgrass Development, LP) Kinder Morgan, Inc. / Hiland Partners EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC 743.6 NA 500.0 215.1 700.0 3,000.0 100.0 NA NA 8.3 10.0 10.3 18.0 8.0 Selected Comparable Public Company Transactions (plus HFOTCO) Ownership Method Equity Equivalent Method Date Transaction Run-Rate Transaction Run-Rate Announced Acquirer / Ta rge t (Seller) Value ($MM) EBITDA Multiple Value ($MM) EBITDA Multiple 03/2018 08/2017 08/2017 06/2017 06/2017 03/2017 05/2016 Tallgrass Energy GP, LP / Tallgrass Energy Partners, LP Zenith Energy U.S., L.P. / Arc Logistics Partners LP1 Andeavor Logistics LP / Western Refining Logistics, LP2 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners LLC) World Point Terminals, Inc. / World Point Terminals, LP VTTI.BV / VTTI Energy Partners LP SemGroup Corporation / Rose Rock Midstream, L.P.3 6,310.3 736.0 1,763.0 2,100.0 594.2 1,258.0 1,684.4 8.1 12.3 8.6 15.0 9.9 12.9 10.7 7,757.4 736.0 1,971.4 2,100.0 594.2 1,275.6 1,702.4 10.0 12.3 8.7 15.0 9.9 13.0 10.8 Source: Company and partnership filings and presentations and investment research 1. 2. GP value under both methods based on consideration paid to LCP GP of $94.5 million EBITDA under the Ownership Method excludes $22 million of GP IDRs that is included in the Equity Equivalent Method 3. Equity Equivalent Method GP value based on 2017E GP / IDR cash flows to reflect forecasted distribution cut 29 Mean11.1x11.4x Median10.710.8 Note: Shaded to Indicate Public MLP Transactions Public MLP Transactions Mean 9.1x Median 8.6 All Transactions Mean 11.2x Median 9.5 05/2016 SemGroup Corporation / Rose Rock Midstream, L.P. 1,684.4 10.7 08/2017 Andeavor Logistics LP / Western Refining Logistics, LP 1,763.0 8.6 03/2018 Tallgrass Energy GP, LP / Tallgrass Energy Partners, LP $6,310.3 8.1x

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Precedent M&A Transaction Analysis ($ in millions, except per unit amounts) TLP Financial Projections – Management Case Ownership Method 2018E EBITDA Relevant Multiple Range $137.6 – 9.0x 12.0x Implied Enterprise Value Range $1,238.0 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,159.7 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 For Illustrative Purposes Only: Equity Equivalent Method 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value Range $1,375.6 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,297.2 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) GP Value (Equity Equivalent Method) (192.2) LP Units Outstanding at June 30, 2018 16.2 Source: TLP Management 30 Implied Unit Price By EBITDA Multiple$32.48–$49.44 Total Equity Value$526.9$802.0 Selected Equity Value Range$719.1–$994.2 Selected Enterprise Value Range$1,297.2–$1,572.3 Implied Unit Price By EBITDA Multiple$35.13–$60.06 Selected Equity Value Range$581.5–$994.2 Selected Enterprise Value Range$1,159.7–$1,572.3

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Premiums Paid Analysis (US$ in millions) Premium Transaction Date Announced Equity Value Enterprise Value 1-Day Prior Spot 30-Day VWAP 60-Day VWAP 90-Day VWAP Acquiror(s) / Target Consideration 09/28/18 06/09/18 05/17/18 05/17/18 03/26/18 02/08/18 01/02/18 06/02/17 05/18/17 03/02/17 02/01/17 01/27/17 09/26/16 08/01/16 05/31/16 11/03/15 10/26/15 05/06/15 01/26/15 10/27/14 10/01/14 08/10/14 08/10/14 ArcLight Capital Partners LLC / American Midstream Partners LP 1 Cheniere Energy, Inc. / Cheniere Energy Partners LP Holdings, LL Enbridge Inc. / Enbridge Energy Partners, L.P. The Williams Companies, Inc. / Williams Partners L.P. Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P. Nustar Energy L.P. / Nustar GP Holdings, LLC Archrock, Inc. / Archrock Partners, L.P. World Point Terminals, Inc. / World Point Terminals, LP Energy Transfer Partners, L.P. / PennTex Midstream Partners, LP VTTI B.V. / VTTI Energy Partners LP ONEOK, Inc. / ONEOK Partners, L.P. Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. TransCanada Corporation / Columbia Pipeline Partners LP Transocean Ltd./ Transocean Partners LLC SemGroup Corporation / Rose Rock Midstream, L.P. Targa Resources Corp. / Targa Resources Partners LP Western Refining, Inc. / Northern Tier Energy LP Crestwood Equity Partners LP / Crestwood Midstream Partners LP Energy Transfer Partners, L.P. / Regency Energy Partners LP Access Midstream Partners LP / Williams Partners L.P. Enterprise Products Partners L.P. / Oiltanking Partners L.P. Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P. Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P. Cash-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Unit-for-Unit Stock-for-Unit Cash-for-Unit Cash-for-Unit Cash-for-Unit Stock-for-Unit Cash-for-Unit Cash-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit $323 13,668 3,753 36,687 2,608 419 607 603 280 481 9,278 170 1,711 863 884 6,673 2,514 3,533 11,156 25,926 5,823 36,689 5,289 $1,392 29,714 15,547 54,585 4,959 461 1,358 594 327 822 17,116 641 2,287 1,605 1,647 7,216 2,746 6,251 17,956 37,007 6,051 58,551 10,022 6.1% 6.6% 14.0% 13.6% 9.6% 1.7% 23.4% 6.3% 20.1% 6.0% 25.8% (8.6%) 13.3% 20.8% 0.0% 18.4% 14.0% 17.2% 13.2% 7.0% 5.6% 12.0% 15.4% (2.9%) 8.2% 16.0% 5.8% 4.4% 0.3% 27.7% 3.3% 19.9% 6.8% 22.4% 5.4% 14.0% 8.1% 27.4% 16.1% 14.5% 21.0% 15.8% 7.9% 2.9% 9.8% 10.4% (11.8%) 7.7% 10.5% 1.0% 5.6% 8.5% 21.6% 3.2% 22.6% 14.2% 26.2% 11.3% 16.2% 8.6% 53.0% 16.6% 10.0% 26.0% 4.4% 9.2% 4.0% 12.4% 11.7% (18.5%) 6.7% 0.9% 3.4% 5.0% 5.6% 18.6% 3.5% 24.4% 13.5% 29.0% 5.8% 15.5% 14.9% 78.2% 9.5% 10.2% 23.9% (0.1%) 11.1% (14.7%) 14.5% 14.4% Cash/Stock-for-Unit Unit-for-Unit Cash/Unit-for-Unit Unit-for-Unit Unit-for-Unit Cash/Stock-for-Unit Cash/Stock-for-Unit Pre mium 1-Day 30-Day 60-Day 90-Day Source: Partnership / Company filings 1. Based on initial offer from ArcLight, subject to necessary approvals 31 Selected Premium Range: 8.0% - 18.0% Cash-for-Unit Transactions Median 9.8% 10.4% 12.8% 9.6% Mean 8.5% 10.9% 13.0% 10.6% Max 20.1% 19.9% 22.6% 24.4% Min (8.6%) 3.3% 3.2% 0.9% Stock-for-Unit Transaction Median 13.6% 8.2% 9.2% 9.5% Mean 12.6% 12.9% 15.3% 14.8% Max 25.8% 27.7% 53.0% 78.2% Min 0.0% 0.3% 1.0% (14.7%) All Transactions Median 13.3% 10.1% 10.9% 10.6% Mean 11.6% 12.2% 13.8% 13.3% Max 25.8% 27.7% 53.0% 78.2% Min (8.6%) 0.3% 1.0% (14.7%) TLP at $40.25 per Unit versus Unaffected July 9, 2018 Price 11.5% 6.6% 6.2% 8.2%

Preliminary Draft – Subject to Completion Confidential Preliminary TLP Valuation Analysis Premiums Paid Analysis (cont’d) ($ in millions, except per unit amounts) Summary Results 30-Day 60-Day 90-Day TLP Unit Price $37.76 $37.90 $37.20 Historical MLP Merger Premium Range (2.9%) – 27.7% (11.8%) – 53.0% (18.5%) – 78.2% Implied TLP Unit Price Range $36.66 – $48.21 $33.44 – $58.00 $30.31 – $66.29 Median MLP Merger Premium 9.8% 10.5% 10.2% Median Implied Transaction Price $41.47 $41.89 $40.98 Source: FactSet 32 TLP Unit Price as of July 9, 2018: $36.11 Selected Premium Range 8.0% – 18.0% Implied TLP Unit Price Range $39.00 – $42.61

Preliminary Draft - Confidential Appendix

Preliminary Draft - Confidential A. Weighted Average Cost of Capital Analysis

Preliminary Draft – Subject to Completion Confidential Weighted Average Cost of Capital Analysis TLP Weighted Average Cost of Capital – CAPM Unit/Share Price ($ in millions, except per unit amounts) Market Equity Total Debt and Total Debt / Adjusted Unlevered Compa ny / Pa rtne rship 9/28/18 Va lue Pre fe rre d Equity Tota l Ca pita liza tion Be ta 1 Be ta 2 Andeavor Logistics LP Blueknight Energy Partners, L.P. BP Midstream Partners LP Buckeye Partners, L.P. Delek Logistics Partners, LP Genesis Energy, L.P. Holly Energy Partners, L.P. Magellan Midstream Partners, L.P. MPLX LP NuStar Energy LP PBF Logistics LP Phillips 66 Partners LP Plains All American Pipeline, L.P. Shell Midstream Partners, L.P. Valero Energy Partners LP $48.56 2.10 18.80 35.71 34.00 23.78 31.46 67.72 34.68 27.80 21.55 51.14 25.01 21.38 37.88 $10,546.6 86.1 1,969.3 5,469.2 846.0 2,914.9 3,316.5 15,453.4 28,096.9 3,258.1 904.7 6,353.9 18,146.8 4,882.8 2,677.2 $4,810.0 603.5 - 4,703.1 737.7 4,450.5 1,397.0 4,523.3 12,861.0 5,072.6 664.9 3,724.0 12,116.0 2,091.3 1,274.1 31.3% 87.5% --% 46.2% 46.6% 60.4% 29.6% 22.6% 31.4% 60.9% 42.4% 37.0% 40.0% 30.0% 32.2% 1.05 0.66 0.94 1.06 0.87 1.23 1.12 0.83 0.81 1.48 0.70 0.83 0.88 0.99 0.74 0.80 0.12 0.94 0.67 0.55 0.61 0.87 0.69 0.62 0.72 0.47 0.60 0.61 0.77 0.56 Risk-free Rate 3 Unlevered Beta Debt and Preferred / Total Capitalization Adjusted Levered Equity Beta 3.1% 0.62 37.0% 0.88 WACC Sensitivity Supply-side Historical Debt and Preferred / Total Capitalization Market Risk Premium 4 Small Company Risk Premium 5 Equity Cost of Capital 6 6.0% 1.9% 10.3% 7.1% 1.9% 11.2% Pre-Tax Cost of Debt 7 After-Tax Cost of Debt 6.3% 4.4% 6.3% 4.4% Note: Market data as of September 28, 2018 1.Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. 3. 4. 5. 6. 7. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes tax rate of 29.6% 20-year Treasury as of September 28, 2018 Source: Duff and Phelps Decile: 8th decile with equity value range of $657.7 million to $1,170.1 million Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium Based on analysis of yield-to-worst of TLP 6.125% senior notes due in 2026 33 Unlevered Beta WACC8.1%8.7% 22.0%37.0%52.0% 0.52x7.8%7.6%7.4% 0.628.4%7.9% 0.728.9%8.7%8.4% 8.1% WACC Mean39.9%0.950.64 Median37.0%0.880.62 TransMontaigne Partners L.P.$38.50$637.3$578.547.6%0.840.52 CAPM

Preliminary Draft – Subject to Completion Confidential Weighted Average Cost of Capital Analysis TLP Cost of Equity – Total Expected Market Return ($ in millions, except per unit amounts) Unit/Share Price Market Equity Distribution/Dividend Total Pa rtne rship/Corpora tion 9/28/18 Va lue Curre nt Yie ld 2 Grow th 1 Re turn Andeavor Logistics LP Blueknight Energy Partners, L.P. BP Midstream Partners LP Buckeye Partners, L.P. Delek Logistics Partners, LP Genesis Energy, L.P. Holly Energy Partners, L.P. Magellan Midstream Partners, L.P. MPLX LP NuStar Energy LP PBF Logistics LP Phillips 66 Partners LP Plains All American Pipeline, L.P. Shell Midstream Partners, L.P. Valero Energy Partners LP $48.56 2.10 18.80 35.71 34.00 23.78 31.46 67.72 34.68 27.80 21.55 51.14 25.01 21.38 37.88 $10,546.6 86.1 1,969.3 5,469.2 846.0 2,914.9 3,316.5 15,453.4 28,096.9 3,258.1 904.7 6,353.9 18,146.8 4,882.8 2,677.2 8.4% 27.6% 5.7% 14.1% 8.8% 8.7% 8.3% 5.5% 7.1% 8.6% 9.1% 5.6% 4.8% 6.5% 5.6% 4.0% (2.0%) 15.1% (8.8%) 3.7% 6.4% 0.7% 6.1% 5.8% --% 3.9% 9.1% 8.5% 6.2% 9.3% 12.4% 25.6% 20.8% 5.4% 12.5% 15.1% 9.1% 11.6% 12.9% 8.6% 13.0% 14.7% 13.2% 12.7% 14.8% WACC Debt and Preferred / Total Capitalization Market Required Equity Return 37.0% 12.9% Pre-Tax Cost of Debt3 After-Tax Cost of Debt 6.3% 4.4% Source: Fact Set, Partnership filings Note: Market data as of September 28, 2018 1. 2. 3. Distribution Growth calculated using available FactSet annual estimates Adjusted for GP/IDR take Based on analysis of yield-to-worst of TLP 6.125% senior notes due in 2026 34 WACC 9.8% WACC TransMontaigne Partners L.P. $38.50 $637.3 8.3% 6.5% 14.8% Mean 13.5% Median 12.9% Total Return

Preliminary Draft - Confidential B. Supplementary Valuation Materials

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #1 ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $155.2 (40.2) (14.7) (3.1) $164.6 (41.9) (15.5) (3.1) $168.9 (40.3) (16.2) (3.1) 7.1% 7.3% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $57.6 21.3 $61.6 25.2 $63.7 27.1 9.9% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 27.0% $20.1 16.6 $4.03 3.48 1.16x 1.23 $18.4 4.6x 29.0% $24.0 16.6 $4.22 3.70 1.14x 1.20 $17.2 4.3x 29.9% $25.8 16.7 $4.36 3.81 1.14x 1.20 $18.4 4.1x 4.6% 6.0% Source: TLP Management 1. For this detail, earnings from the JV’s are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 35 Distributed Cash Flow $68.5 $78.9 $86.9 $90.9 Distributable Cash Flow $88.3 $97.2 $104.1 $109.3

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #1 (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--38.2 --21.1 $--0.3 --19.3 $---- --18.7 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $79.9 2.0 301.8 1.6 11.0 $56.3 ---- --3.0 $5.0 --12.7 --1.9 $---- 16.8 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.5 694.7 682.4 665.5 Net Debt $654.0 $692.2 $679.9 $663.0 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.3x 4.3 4.1x 4.1 36 Total Uses $396.3 $59.3 $19.6 $18.7 Debt Issued / (Repaid) $63.0 $38.2 ($12.4) ($16.8) Total Sources $396.3 $59.3 $19.6 $18.7

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #2 ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, CAGR 2018E - 2022E 2018E 2019E 2020E 2021E Distributable Cash Flow EBITDA1 Interest expense Maintenance Capex Other $137.6 (33.6) (14.0) (1.7) $141.7 (40.2) (14.5) (3.1) $147.2 (41.9) (15.1) (3.1) $148.3 (40.3) (15.7) (3.1) 2.5% 0.3% Distributed Cash Flow Distribution to LP Distribution to GP / IDRs $52.0 16.4 $54.0 17.7 $54.6 18.2 $55.4 18.8 2.7% % to GP IDRs Weighted Average LP Units Outstanding DCF / LP Unit Distribution per LP Unit LP Coverage Total Coverage Distributable Cash Flow Surplus / (Shortfall) Debt / LTM EBITDA 24.0% $15.4 16.4 $3.81 3.20 1.19x 1.29 $19.9 4.8x 24.7% $16.6 16.6 $3.62 3.26 1.11x 1.17 $12.1 4.6x 25.0% $17.1 16.6 $3.71 3.28 1.13x 1.19 $14.2 4.4x 25.3% $17.7 16.7 $3.76 3.31 1.14x 1.20 $15.0 4.2x (0.4%) 1.2% Source: TLP Management 1. For this detail, earnings from the JV’s are excluded and the actual expected distributions from the JV’s are included (to more accurately reflect the cash flows of the entire company) 37 Distributed Cash Flow $68.5 $71.7 $72.8 $74.2 Distributable Cash Flow $88.3 $83.8 $87.0 $89.2

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Summary TLP Projections – Sensitivity #2 (cont’d) ($ in millions, except per unit metrics) For the Ye a rs Ending De ce mbe r 31, 2018E 2019E 2020E 2021E Sources New Senior Notes Issued Borrowings Under the Revolving Credit Facility Proceeds from the sale of assets DCF Surplus / (Shortfall) $300.0 64.8 10.0 21.5 $--42.0 --12.3 $---- --14.6 $---- --15.2 Uses Growth Capital Expenditures Changes in Working Capital Repayment of Revolving Credit Facility Cash Build Other $79.9 2.0 301.8 1.6 11.0 $51.3 ---- --3.0 $---- 12.7 --1.9 $---- 13.3 --1.9 Capitalization Cash $2.5 $2.5 $2.5 $2.5 Total Debt 656.5 698.6 685.8 672.6 Net Debt $654.0 $696.1 $683.3 $670.1 Credit M etrics Total Debt / EBITDA Net Debt / EBITDA Source: TLP Management 4.8x 4.8 4.6x 4.6 4.4x 4.4 4.2x 4.2 38 Total Uses $396.3 $54.3 $14.6 $15.2 Debt Issued / (Repaid) $63.0 $42.0 ($12.7) ($13.3) Total Sources $396.3 $54.3 $14.6 $15.2

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #1 ($ in millions, except per unit amounts) For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Te rmina l Va lue EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $69.9 (87.9) $155.2 (107.1) $164.6 (54.5) $168.9 (42.4) $168.9 $168.9 (16.2) EBIT Less: Cash Taxes1 ($17.9) --$48.2 (8.9) $110.1 (32.6) $126.5 (37.4) $152.7 (56.5) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($17.9) 87.9 (7.1) (60.0) (1.5) $39.2 107.1 (14.7) (56.3) (3.0) $77.5 54.5 (15.5) (5.0) (1.9) $89.1 42.4 (16.2) --(1.9) $96.2 16.2 (16.2) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate $1.4 $72.3 $109.6 $113.3 94.3 1.8% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,689.2 $1,269.6 — — 249.9 $1,421.4 $1,068.3 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2018 $1,519.5 — (578.1) $1,318.2 Implied Total Equity Value Total Units Outstanding at June 30, 2018 $941.3 — 16.6 $740.1 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $941.3 — (192.2) $740.1 Implied LP Equity Value LP Units Outstanding at June 30, 2018 $749.1 — 16.2 $547.9 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 39 Implied Unit Price - Equity Equivalent Method $46.18 — $33.77 Implied Unit Price - Ownership Method $56.87 — $44.71

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #1 (cont’d) ($ in millions, except per unit amounts) Ownership Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Equity Equivalent Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 40 WACC WACC WACC WACC 1.25%1.50%1.75%2.00%2.25% 7.50%$41.32$44.56$48.07$51.91$56.11 8.00%34.6747.02 8.50%28.9339.39 9.00%23.9432.89 9.50%19.5521.3023.1725.1627.29 37.4040.3543.55 31.2633.7736.47 25.9528.1130.41 8.0x9.0x10.0x11.0x12.0x 7.50%$32.89$40.97$49.06$57.14$65.22 8.00%31.6963.51 8.50%30.5361.83 9.00%29.3860.19 9.50%28.2635.8443.4150.9958.57 39.6547.6055.56 38.3546.1854.00 37.0844.7852.48 1.25%1.50%1.75%2.00%2.25% 7.50%$52.11$55.28$58.72$62.48$66.60 8.00%45.5857.69 8.50%39.9650.22 9.00%35.0743.85 9.50%30.7732.4934.3236.2738.36 48.2651.1554.29 42.2544.7147.36 37.0439.1641.42 8.0x9.0x10.0x11.0x12.0x 7.50%$43.84$51.76$59.69$67.61$75.53 8.00%42.6773.85 8.50%41.5372.21 9.00%40.4070.59 9.50%39.3046.7354.1661.5969.01 50.4758.2666.06 49.2056.8764.54 47.9555.5063.05

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Distribution Analysis – Sensitivity #1 For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $1.62 $3.48 $3.70 $3.81 $3.81 — $3.81 Terminal Yield1 9.0% — 7.0% Terminal Value Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $42.36 — $54.47 $41.57 — $50.38 Present Value @ 11.5% of Equity Value 39.35 — 47.61 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $38.30 — $46.31 Present Value @ 14.5% of Equity Value 36.37 — 43.90 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 41 Implied Common Unit Value Range - Based on Total Expected Market Return $36.80 — $45.68 Present Value @ 13.0% of Equity Value 37.79 — 45.68 Present Value @ 13.5% of Equity Value 37.29 — 45.06 Present Value @ 14.0% of Equity Value 36.80 — 44.45 Implied Equity Value Range - Based on CAPM $39.89 — $49.66 Present Value @ 10.0% of Equity Value 41.00 — 49.66 Present Value @ 10.5% of Equity Value 40.44 — 48.97 Present Value @ 11.0% of Equity Value 39.89 — 48.28

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Peer Group Trading Analysis – Sensitivity #1 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $155.2 Relevant Multiple Range 8.5x – 10.0x Implied Enterprise Value Range $1,319.5 – $1,552.4 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $4.03 – 9.0x 10.5x Source: TLP Management 42 Implied TLP Unit Price$34.30–$59.54 Implied Unit Price By DCF Multiple$36.27–$42.32 Implied Unit Price By DCF Multiple$34.30–$41.92 Implied Unit Price By EBITDA Multiple$39.86–$59.54 Selected Equity Value Range$659.9–$985.6 Selected Enterprise Value Range$1,238.0–$1,563.8

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Precedent M&A Transaction Analysis – Sensitivity #1 ($ in millions, except per unit amounts) TLP Financial Projections Ownership Method 2018E EBITDA Relevant Multiple Range $137.6 – 9.0x 12.0x Implied Enterprise Value Range $1,238.0 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,159.7 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 For Illustrative Purposes Only: Equity Equivalent Method 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value Range $1,375.6 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,297.2 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) GP Value (Equity Equivalent Method) (192.2) LP Units Outstanding at June 30, 2018 16.2 Source: TLP Management 43 Implied Unit Price By EBITDA Multiple$32.48–$49.44 Total Equity Value$526.9$802.0 Selected Equity Value Range$719.1–$994.2 Selected Enterprise Value Range$1,297.2–$1,572.3 Implied Unit Price By EBITDA Multiple$35.13–$60.06 Selected Equity Value Range$581.5–$994.2 Selected Enterprise Value Range$1,159.7–$1,572.3

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #2 ($ in millions, except per unit amounts) For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Te rmina l Va lue EBITDA Ex it Multiple Perpetuity Grow th Ra te 2018E 2019E 2020E 2021E EBITDA Less: Tax Depreciation and Amortization $69.9 (87.9) $141.7 (102.0) $147.2 (49.1) $148.3 (41.9) $148.3 $148.3 (15.7) EBIT Less: Cash Taxes1 ($17.9) --$39.7 (6.4) $98.1 (29.0) $106.4 (31.5) $132.6 (49.1) EBIAT Plus: Tax Depreciation and Amortization Less: Maintenance Capital Expenditures Less: Growth Capital Expenditures Less: Other Non-Cash Adjustments2 ($17.9) 87.9 (7.1) (60.0) (1.5) $33.2 102.0 (14.5) (51.3) (3.0) $69.0 49.1 (15.1) --(1.9) $74.9 41.9 (15.7) --(1.9) $83.5 15.7 (15.7) --(1.9) Unlevered Free Cash Flow EBITDA Multiple / Perpetuity Growth Rate $1.4 $66.4 $101.1 $99.2 81.6 1.8% 10.0x Terminal Value PV of Terminal Value @ 8.5% Plus: PV of Unlevered Free Cash Flow @ 8.5% $1,483.3 $1,114.9 — — 226.1 $1,230.6 $924.9 Implied Enterprise Value Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2018 $1,341.0 — (578.1) $1,151.0 Implied Total Equity Value Total Units Outstanding at June 30, 2018 $762.8 — 16.6 $572.9 Implied Total Equity Value Less: GP Cash Flows Valued at LP Yield $762.8 — (192.2) $572.9 Implied LP Equity Value LP Units Outstanding at June 30, 2018 $570.6 — 16.2 $380.7 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 44 Implied Unit Price - Equity Equivalent Method $35.17 — $23.47 Implied Unit Price - Ownership Method $46.08 — $34.61

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Cash Flow Analysis – Sensitivity #2 (cont’d) ($ in millions, except per unit amounts) Ownership Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate Equity Equivalent Method EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Multiple Perpetuity Growth Rate 1. 2. Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2018E to 2021E and a terminal value tax rate of 37.0% Other non-cash adjustments include amortized deferred financing costs, reserve reversal for DCF, ethanol and other, capitalized omnibus fee (expansion), other cash from investing, investments in Bostco JV, investments in PMI JV, contribution of cash from GP, deferred financing costs capitalized, interest capitalized on income statement and settlement of tax withholdings on S&R 45 WACC WACC WACC WACC 1.25%1.50%1.75%2.00%2.25% 7.50%$30.01$32.81$35.86$39.18$42.81 8.00%24.2434.94 8.50%19.2728.33 9.00%14.9422.70 9.50%11.1412.6614.2816.0017.85 26.6129.1631.93 21.2923.4725.80 16.6918.5520.55 8.0x9.0x10.0x11.0x12.0x 7.50%$23.51$30.61$37.71$44.81$51.90 8.00%22.4650.40 8.50%21.4348.92 9.00%20.4247.47 9.50%19.4326.0932.7439.4046.05 29.4436.4343.41 28.3035.1742.05 27.1833.9540.71 1.25%1.50%1.75%2.00%2.25% 7.50%$41.02$43.77$46.75$50.01$53.57 8.00%35.3745.85 8.50%30.5039.38 9.00%26.2633.86 9.50%22.5324.0225.6127.3029.10 37.6940.1942.91 32.4834.6136.90 27.9729.8031.75 8.0x9.0x10.0x11.0x12.0x 7.50%$34.65$41.61$48.57$55.52$62.48 8.00%33.6261.00 8.50%32.6159.55 9.00%31.6258.13 9.50%30.6537.1843.7050.2256.74 40.4747.3154.16 39.3546.0852.82 38.2544.8851.51

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Discounted Distribution Analysis – Sensitivity #2 For the Six Months Ending De ce mbe r 31, For the Ye a rs Ending De ce mbe r 31, Terminal Value 2018E 2019E 2020E 2021E Low High TLP Distribution per LP Unit $1.62 $3.26 $3.28 $3.31 $3.31 — $3.31 Terminal Yield1 9.0% — 7.0% Terminal Value Equity Cost of Capital Based on CAPM Present Value @ 9.5% of Equity Value $36.81 — $47.33 $36.60 — $44.26 Present Value @ 11.5% of Equity Value 34.66 — 41.85 Equity Cost of Capital Based on Total Expected M arket Return Present Value @ 12.5% of Equity Value $33.75 — $40.71 Present Value @ 14.5% of Equity Value 32.08 — 38.62 1. TLP 52-week yield range of 6.6% to 9.2% with a median of 7.4%, mean of 7.4% and current yield of 8.7% as of July 9, 2018, the unaffected date 46 Implied Common Unit Value Range - Based on Total Expected Market Return $32.44 — $40.16 Present Value @ 13.0% of Equity Value 33.31 — 40.16 Present Value @ 13.5% of Equity Value 32.87 — 39.62 Present Value @ 14.0% of Equity Value 32.44 — 39.09 Implied Equity Value Range - Based on CAPM $35.14 — $43.64 Present Value @ 10.0% of Equity Value 36.10 — 43.64 Present Value @ 10.5% of Equity Value 35.61 — 43.03 Present Value @ 11.0% of Equity Value 35.14 — 42.43

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Peer Group Trading Analysis – Sensitivity #2 ($ in millions, except per unit amounts) TLP Financial Projections 2018E EBITDA $137.6 Relevant Multiple Range 9.0x – 11.0x Implied Enterprise Value Range $1,238.0 – $1,513.1 2019E EBITDA $141.7 Relevant Multiple Range 8.5x – 10.0x Implied Enterprise Value Range $1,204.0 – $1,416.5 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 2018E DCF per LP Unit Relevant Multiple Range $3.81 – 9.0x 11.0x 2019E DCF per LP Unit Relevant Multiple Range $3.62 – 9.0x 10.5x Source: TLP Management 47 Implied TLP Unit Price$32.62–$56.48 Implied Unit Price By DCF Multiple$32.62–$38.05 Implied Unit Price By DCF Multiple$34.30–$41.92 Implied Unit Price By EBITDA Multiple$36.19–$56.48 Selected Equity Value Range$599.1–$935.0 Selected Enterprise Value Range$1,177.2–$1,513.1

Preliminary Draft – Subject to Completion Confidential Supplementary Valuation Materials Precedent M&A Transaction Analysis – Sensitivity #2 ($ in millions, except per unit amounts) TLP Financial Projections Ownership Method 2018E EBITDA Relevant Multiple Range $137.6 – 9.0x 12.0x Implied Enterprise Value Range $1,238.0 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,159.7 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) Units Outstanding at June 30, 2018 16.6 For Illustrative Purposes Only: Equity Equivalent Method 2018E EBITDA $137.6 Relevant Multiple Range 10.0x – 12.0x Implied Enterprise Value Range $1,375.6 – $1,650.7 Less: Present Value of Growth Capital Expenditures from June 30, 2018 to December 31, 2018 (78.3) Implied Enterprise Value $1,297.2 – $1,572.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2018 (578.1) GP Value (Equity Equivalent Method) (192.2) LP Units Outstanding at June 30, 2018 16.2 Source: TLP Management 48 Implied Unit Price By EBITDA Multiple$32.48–$49.44 Total Equity Value$526.9$802.0 Selected Equity Value Range$719.1–$994.2 Selected Enterprise Value Range$1,297.2–$1,572.3 Implied Unit Price By EBITDA Multiple$35.13–$60.06 Selected Equity Value Range$581.5–$994.2 Selected Enterprise Value Range$1,159.7–$1,572.3

Preliminary Draft - Confidential C. Unit Holder Tax Analysis

Preliminary Draft – Subject to Completion Confidential Unit Holder Tax Analysis TLP Unitholder Tax Analysis by Year Acquired @ $38.00 per Unit  The following table shows TLP unitholders by unit acquisition date as provided by PricewaterhouseCoopers LLP:  751(a) Gain – Represents the gain characterized as ordinary under IRC Section 751(a) if the transaction occurred on December 31, 2017 Adjusted Tax Basis – Represents the unitholder’s estimated tax basis as of December 31, 2017 for purposes of calculating the gross gain or loss on the transaction Gross Tax Liability – The estimated tax liability as a direct result of the hypothetical transaction for an individual investor subject to federal taxes at the highest rate and resident state income tax at a 5% income tax rate. Assumes state taxes paid are not deductible for federal income taxes Net Tax Liability – Utilizes methodology similar to the Gross Tax Liability assuming unitholders are able to utilize Ordinary Gains and Capital Gains from other investments, not inclusive of investment in TLP, to take advantage of Cumulative Gain / (Loss) in TLP1 (any estimated suspended losses pursuant to IRC Section 469 are utilized)    Ordinary Gain Per Unit NIIT Additional Ca pita l Ga in / (Loss) Pe r Unit Ta x Pe r Unit Gross Ta x Lia bility on Transa ction Pe r Unit Ne t Ta x Lia bility Afte r Pa ssive Losse s Pe r Unit Proposed Transaction Price (A) = $38.00 F C–D+E Column: Formula: B C D E G A–B–F H B+G I J K G*25.0% Capital L I+J+K M N O P B*34.6% Ordinary H*3.8% E Proportionally added to B and G and fully applied to H Source: Partnership management 1. If (i) there is a Capital Gain less than zero, the Ordinary Gain calculated as 751(a) Gain + Cumulative Loss or (ii) there is a Capital Gain greater than zero, the Ordinary Gain calculated as 751(a) Gain + Cumulative Loss x Ordinary Gain / (Ordinary Gain + Capital Gain) and the Capital Gain calculated as Capital Gain + Cumulative Gain x Capital Gain / (Ordinary Gain + Capital Gain) Ordinary tax rate assumes application of IRC Section 199A deduction and is calculated as 37.0% top income tax bracket x 80.0% application of IRC Section 199A deduction + 5.0% assumed state income tax 2. 49 % of Capital NIIT Public TLP Total 751(a) Purchase Cum. Gain Adjusted Gain / Additional Year Units Units Gain Price Cum. Distr. / (Loss) Tax Basis (Loss) Tax 2004 136,887 1.1% $55.83 $21.40 $29.70 ($9.85) ($18.15) $0.32 $56.15 2005 176,728 1.4% 55.82 23.56 29.63 (12.89) (18.97) 1.15 56.97 2006 137,600 1.1% 54.05 27.56 28.36 (16.08) (16.88) 0.83 54.88 2007 181,619 1.4% 55.08 34.03 26.44 (21.93) (14.34) (2.74) 55.08 2008 247,582 1.9% 52.18 18.92 23.96 (12.79) (17.84) 3.66 55.84 2009 557,332 4.4% 51.01 18.04 22.43 (13.17) (17.56) 4.55 55.56 2010 660,325 5.2% 53.78 27.73 20.02 (22.63) (14.92) (0.86) 53.78 2011 553,536 4.3% 52.00 33.90 17.37 (27.56) (11.03) (2.98) 52.00 2012 537,838 4.2% 48.92 33.16 14.87 (27.85) (9.55) (1.37) 48.92 2013 1,068,832 8.4% 44.21 41.33 12.47 (29.37) (0.51) (5.70) 44.21 2014 1,097,216 8.6% 39.23 38.58 9.18 (27.75) 1.66 (2.90) 39.23 2015 1,267,603 10.0% 35.12 29.47 6.94 (24.96) (2.44) 5.32 40.44 2016 2,736,883 21.5% 29.24 32.64 4.80 (22.55) 5.29 3.47 32.71 2017 3,366,816 26.5% 20.44 42.27 1.67 (18.75) 21.85 (4.30) 20.44 Tax Tax Liability Liability (Federal & NIIT Tax (Federal & State)2 Liability State) Total Tax Liability Ordinary Tax Capital Tax Liability Liability (Federal & NIIT Tax (Federal & State)1 Liability State)1 Net Tax Liability $19.32 $2.13 $0.08 19.31 2.16 0.29 18.70 2.09 0.21 19.06 2.09 --18.05 2.12 0.91 17.65 2.11 1.14 18.61 2.04 --17.99 1.98 --16.93 1.86 --15.30 1.68 --13.58 1.49 --12.15 1.54 1.33 10.12 1.24 0.87 7.07 0.78 --$21.53 21.77 20.99 21.15 21.09 20.90 20.65 19.97 18.79 16.98 15.07 15.02 12.23 7.85 $15.93 $1.76 $0.07 14.94 1.67 0.22 13.22 1.47 0.15 11.47 1.26 --13.92 1.64 0.70 13.46 1.61 0.87 10.78 1.18 --8.46 0.93 --7.29 0.80 --5.13 0.56 --3.98 0.44 --4.65 0.59 0.51 3.14 0.39 0.27 0.59 0.06 --$17.75 16.84 14.84 12.73 16.26 15.94 11.96 9.39 8.09 5.70 4.41 5.75 3.80 0.65 Total / Wtd. Avg. 12,726,797 100.0% $35.40 $34.75 $9.29 ($22.30) $3.16 ($0.56) $36.98 $12.25 $1.41 $0.39 $14.05 $4.85 $0.56 $0.17 $5.57